Exhibit 99.2

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

FRESH IDEAS MEDIA, INC.

Adopted December 12, 2008

Exhibit 99.2

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
FRESH IDEAS MEDIA, INC.

I.           PURPOSE

The primary function of the Audit Committee (the “Committee”) is to represent the Board of Directors (the “Board”) of Fresh Ideas Media, Inc. and its subsidiaries (the “Company”), in fulfilling its oversight responsibilities by:

1.	Reviewing the financial reports and other financial related information released by the Company to the public, or in certain circumstances, governmental bodies;

2.	Reviewing the Company’s system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established;

3.	Reviewing the Company’s accounting and financial reporting processes;

4.	Reviewing and appraising with management the performance of the Company’s independent auditors;

5.	Providing an open avenue of communication between the independent auditors and the Board; and

6.	Overseeing the audits of the financial statements of the Company.

II.           COMPOSITION

The Committee shall be comprised of at least three members.  Each Committee member shall be appointed by the majority of the Board, and unless otherwise agreed upon by a majority of the Board, be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  For purposes hereof, the term “independent” shall be based on the independence requirements of the NASDAQ Stock Market (for convenience, selected provisions of the independence requirements are set forth on Exhibit A hereto; reference is also made to the complete text of Rules 4200 and 4350 in the NASDAQ Manual, and the standards set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended).

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have financial management expertise as determined by the Board.  In addition, unless otherwise agreed upon by a majority of the Board, at least one member of the Committee shall be designated an “audit committee financial expert,” as determined by the Board in accordance with the applicable rules of the Securities and Exchange Commission.

The members of the Committee shall be elected or reappointed by the Board annually for a one year term.  A Chairperson shall be appointed by the Board.

III.           MEETINGS

The Committee will meet at least three times annually and be available to meet more frequently as circumstances dictate.  Scheduled meetings of the Committee are (a) to review and approve the scope of the annual audit to be performed by the Company’s independent auditors and (b) to review and discuss the results of the audit and the Company’s 10-K report, prior to its filing. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

IV.           RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and reassess the adequacy of this Charter on an annual basis or as conditions dictate.

2.	Review and approve the Company’s Business Conduct policies.

3.
Discuss with management and the independent auditors, the annual audited financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, attestation, report, opinion or review rendered by the independent auditors.

4.
Discuss with management and the independent auditors, as necessary, the quarterly financial information.  The Chairperson of the Committee may represent the entire Committee for purposes of this review.

5.
Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Company, including the resolution of disagreements between management and the independent auditor regarding financial reporting.  On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

6.
Prepare the minutes of each meeting, distribute the minutes to all members of the Committee and provide periodic summary reports to the Board.  The permanent file of the minutes will be maintained by the Secretary of the Company.

Independent Auditors

1.
Select, evaluate, and if appropriate, terminate or replace the independent auditors.  The Committee will arrange to receive from the independent auditors a formal written statement on at least annual basis delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard I (for convenience, selected portions of which are attached hereto as Exhibit B; reference is also made to the complete text of Independence Standards Board Standard I), which shall (a) set forth all relationships between the independent auditor and its related entities and the Company and its related entities that in the independent auditor’s professional judgment may reasonable be thought to bear on independence, and (b) confirm that in the auditor’s professional judgment, it is independent of the Company within the meaning of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended. On an annual basis, the Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors’ independence, especially in light of any disclosed relationships or services that may impact the objectivity and independence of the auditor.  The independent auditors are accountable to the Committee and to the Board.

2.	The Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors.

3.	Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

Financial Reporting Process

1.	In consultation with the independent auditors, review the integrity of the Company’s financial reporting process, both internal and external.

2.	Review and consider the independent auditors’ judgments about the appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.	Review and consider major changes to the Company’s accounting principles and practices as proposed by management or the independent auditors.

Process Improvement

1.
Establish regular reporting to the Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management’s preparation of the financial statements.

2.
Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

5.	Take, or recommend the Board take, appropriate action to oversee the independence of the independent auditors.

Ethical and Legal Compliance

1.
Establish procedures for the review, treatment, and retention of complaints or concerns received by the Company regarding accounting, internal accounting controls, or auditing matters, including enabling employees to submit concerns regarding questionable accounting or auditing matters confidentially and anonymously, and review management’s disclosure of any frauds that involve management or other employees who have a significant role in internal control.

2.	Review the Company’s operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct policies.

3.	Review management’s programs and processes for risk management and protection of the Company’s assets and business.

4.
Review management’s monitoring of the Company’s compliance with the above programs to ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

5.	Review, with the Company’s counsel, legal compliance matters, including corporate securities trading policies.

6.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

7.	Perform any other activities consistent with this Charter, the Company’s By-laws and government law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, auditors, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such outside counsel, accountants, auditors, experts or advisors and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Exhibit A
Selected Provisions Relating to Independence Standards for Directors

Rule 4350(d)(2)(A)

(2) Audit Committee Composition

(A)
Each issuer must have, and certify that it has and will continue to have, an audit committee of at least three members, each of whom must: (i) be independent as defined under Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Act (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Rule 4200(a)(14)-(15)

(14) “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

(15) “Independent director” means a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the company;

(B)
a director who accepted or who has a Family Member who accepted any compensation from the company in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for board or board committee service;

(ii)	compensation paid to a Family Member who is an employee (other than an executive officer) of the company; or

(iii)	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 4350(d).

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

(D)
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in the company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(E)
a director of the issuer who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or

(F)
a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

(G)
in the case of an investment company, in lieu of paragraphs (A)–(F), a director who is an “interested person” of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Rule 10A-3(b)(1)

b.           Required standards.

1.	Independence.

i.
Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent; provided that, where a listed issuer is one of two dual holding companies, those companies may designate one audit committee for both companies so long as each member of the audit committee is a member of the board of directors of at least one of such dual holding companies.

ii.
Independence requirements for non-investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

A.
Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

B.	Be an affiliated person of the issuer or any subsidiary thereof.

Exhibit B
Selected Provisions of Independence Standards Board Standard I

From the Independence Standards Board (ISB). Independence Standards Board Standard No.1, Independence Discussions with Audit Committees.

Executive Summary

What are the independence issues to be considered in discussions between audit committees and outside auditors? A past standard from the former Independence Standards Board states that auditors should:

•	Inform the committee in writing of any relationships that might have a bearing on independence.

•	Confirm that they are independent of the company based on existing securities laws.

•	Discuss the issue of independence with the audit committee.

The standard also describes comments received when the standard was in proposal form and the board’s resulting deliberations.

Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees

Standard

1.           This standard applies to any auditor intending to be considered an independent accountant with respect to a specific entity within the meaning of the Securities Acts (“the Acts”) administered by the Securities and Exchange Commission. At least annually, such an auditor shall:

•
disclose to the audit committee of the company (or the board of directors if there is no audit committee), in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence;

•	confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Acts;

•	and discuss the auditor’s independence with the audit committee.